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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-76288, 333-26817 and 333-40051) of
Dominion Homes, Inc. of our report dated January 25, 2002 relating to the financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
March 22, 2002